WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT


Report Date                15-Nov-96                                  14-Nov-96
Preceding Report Date      15-Oct-96                                   03:59 PM
Prepared by            Linda Lauderdale

A.     MONTHLY RECEIVABLES ACTIVITY
                                                          Home Fashions         Alamac                 Total
                                                          -------------         ------                 -----
1.     BEGINNING MONTHLY RECEIVABLES BALANCE                                                        252,836,240.87

2.     Plus:  Invoices                                    158,650,155.43      24,328,384.22         182,978,539.65

3.     Less:  Cash Collections                                                                     (176,559,018.16)

4a.    Less:  Cash Discounts                                 (335,447.04)        (62,174.66)           (397,621.70)
4b.    Less:  Returns & Allowances                         (2,584,274.80)       (327,693.40)         (2,911,968.20)
4c.    Less:  Other Credits                                  (156,307.14)         15,202.04            (141,105.10)
              ----------------------------                --------------        -----------        ---------------
4d.           Total Dilution                               (3,076,028.98)       (374,666.02)         (3,450,695.00)

5.     Less:  Advertising Credits                          (2,992,937.36)              0.00          (2,992,937.36)

6.     Less:  Net Write-Offs                                        0.00               0.00                   0.00

7.     Less:  Miscellaneous                                                                            (169,457.30)
                                                                                                   ---------------
8.     ENDING MONTHLY RECEIVABLES BALANCE                                                           252,642,672.70
                                                                                                   ===============



B.  TURNOVER DAYS

1.  Turnover Days  =   ( a  +  b )  /  2   x   ( 30  /  c )
                                                           Home Fashions        Alamac
                                                           -------------        ------
  (a). Aggregate Receivables Balance as of beginning of  216,191,172.92      36,645,067.95
         immediately preceding Calculation Period

  (b). Aggregate Receivables Balance as of most recent   213,280,972.20      39,361,700.50
         Cut-Off Date

  (c). Aggregate Receivables generated during preceding  158,650,155.43      24,328,384.22
         Calculation Period (see A.2)

2.  TURNOVER DAYS (TD)                                            40.60              46.90

3.  COMBINED TURNOVER DAYS                                                           41.40



C.  INVESTOR CERTIFICATES AND  PURCHASED INTERESTS

1.  INVESTOR INVESTED AMOUNT (AS OF MOST RECENT CUT-OFF DATE):       3.  INVESTOR INVESTED AMOUNT ON THE DATE OF
                                                                         ISSUANCE (SERIES 1994-1 CERTIFICATES) :
    Investor Revolving Certificate            8,000,000.00
    Class A Fixed Principal Certificates    115,000,000.00               Class A Fixed Principal Certificates     115,000,000.00
    Class B Fixed Principal Certificates     18,000,000.00               Class B Fixed Principal Certificates      18,000,000.00
    Purchased Interests                               0.00
                                            --------------                                                      ----------------
    Investor Invested Amo                   141,000,000.00               Investor Invested Amount                 133,000,000.00
                                            ==============                                                      ================

2.  INTEREST RATES (AS OF MOST RECENT CUT-OFF DATE):                 4.  AMOUNT ON DEPOSIT IN PRINCIPLE FUNDING ACCOUNT
                                                                          (AS OF MOST RECENT CUT-OFF DATE):
    Investor Revolv. Cert                         5.75%
    Class A Fixed Principal Certificates          5.65%                  Principle Funding Account Balance                  0.00
                                                                                                                ================
    Class B Fixed Principal Certificates          5.95%
    Purchased Interests                           0.00%              5.  WPS REVOLVING CERTIFICATE AMOUNT           1,300,162.32
                                            -----------                  (AS OF MOST RECENT CUT-OFF DATEB:      ================
    Weighted Avg. Interest Rate                   5.69%
                                            ===========


WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

Report Date                 15-Nov-96                                 14-Nov-96
Preceding Report Date       15-Nov-96                                  03:59 PM
Prepared by             Linda Lauderdale
                                                                         page 2

D.  LOSS RESERVE RATIOS
I.  CLASS B

           LOSS RESERVE RATIO =   2.0  x   a   x  ( b  /  c )  x   d
           where:
           (a) highest 3-mon. average over the past 12 months of the "Aged
               Receivables Ratio" ending on most recent Cut-Off Date   (see Schedule A)                            0.60%
           (b) sum of total Receivables generated over past 4 months  (see Schedule A)                   628,776,312.58
           (c) Balance of Eligible Receivables at most recent Cut-Off Date
                 (see Daily Report for most recent Cut-Off Date)                                         209,650,902.12
           (d) "Payment Term Variable"   (see below)                                                              1.000

               Payment Term Variable, calculated with respect to each division, shall equal
               (a) 1.0, if the weighted average payment terms for the Receivables (calculated as of the most recent Cut-Off Date) are less than or equal to 39 days, (b) 1.08, if such weighted average payment terms are 40 to 44 days, (c) 1.125, if such weighted average payment terms are 45 to 49 days, (d) 1.25, if such weighted average payment terms are
               50 to 59 days, and (e) 1.375 if the weighted average payment terms are 60 to 69 days.
               (also see Definitions.)


1.         LOSS RESERVE RATIO   (CLASS B ONLY)                                                                     3.60%



II.  CLASS A

           LOSS RESERVE RATIO  =   2.5  x  a  x  ( b  /  c )  x  d
           where: (a), (b), (c) and (d) are defined and provided above.

2.         LOSS RESERVE RATIO   (CLASS A ONLY)                                                                     4.50%



E.  DILUTION RESERVE RATIOS

I.  CLASS B

           DILUTION RESERVE RATIO =  [ ( 2.0  x  a )    +    ( (  b  -  a  )   x   ( b   /  a ) ) ]  x  ( c  /  d )

           (a) average of "Dilution Ratios" over the past 12 months  (see Schedule B)                              2.41%
           (b) highest 2-month  "Dilution Ratio" over the past 12 months  (see Schedule B)                         3.19%
           (c) total sales over the past 2 months  (see Schedule B)                                      322,795,349.20
           (d) Balance of  Eligible Receivables at most recent Cut-Off Date (see D.1(c))                 209,650,902.12


1.         DILUTION RESERVE RATIO  (CLASS B ONLY)                                                                  9.00%


II.  CLASS A

           DILUTION RESERVE RATIO =   [ ( 2.5  x  a )  +  ( ( b  -  a )  x  ( b  /  a ) ) ]  x ( c  /  d )
           where: (a), (b), (c) and (d) are defined and provided above.


2.         DILUTION RESERVE RATIO  (CLASS A ONLY)                                                                 10.86%

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

Report Date                15-Nov-96                                  14-Nov-96
Preceding Report Date      15-Oct-96                                   03:59 PM
Prepared by            Linda Lauderdale
                                                                         Page 3

F. APPLICABLE RESERVE RATIO


1.  Minimum Required Reserve Ratio                                                    14.00%  (1)
2.  Sum of Required Reserve Ratios (for Class B):
        Loss Reserve Ratio  (see D.1)                                                  3.60%
        Dilution Reserve Ratio  (see E.1)                                              9.00%
                                                                                       ----
                                                                                      12.60%  (2)

3.  10% plus the product of (i) and (ii) where:                                       10.00%
    (i) average of "Dilution Ratios" over last 12 mos.    (see E.1(a))                 2.41%
    multiplied by:
    (ii)     Invoices generated over latest 2 months   =    322,795,349.20   =
          --------------------------------------------     -----------------
                  Unpaid Balance of Receivables             252,642,672.70             1.28
                                                                                       ----
                                                                                      13.08%  (3)


4.  APPLICABLE RESERVE RATIO   *                                                      14.00%

*  The Applicable Reserve Ratio shall equal the greater of (1) the Minimum Required Reserve Ratio, (2) the sum
   of the Required Reserve Ratios and (3) the factor calculated in F.3.





G.  DISCOUNT RATE RESERVE
    ***  THE DISCOUNT RATE RESERVE IS CALCULATED IN EACH DAILY REPORT; HOWEVER, THE FOLLOWING
          INFORMATION IS USED IN THAT CALCULATION. ***

1.  Carrying Costs estimated to accrue over the next Calculation               1,001,000.00
    Period (excluding interest on the WPS Finco Note)





H.  GENERAL INFORMATION

1.  Servicer's Fee for the most recent Calculation Period                        374,855.68
                                                                           =================


2.  Trustee's Fee for the most recent Calculation Period                           1,416.67
                                                                           =================


3.  Accumulated amount paid to the Sellers for reinvestment
    in new Receivables during the revolving period for Series
    1994-1 Certificates (inception to liquidation)                         4,519,659,090.13
                                                                           ================


WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT


Report Date                   15-Nov-95                               14-Nov-96
Preceding Report Date         15-Oct-96                                03:59 PM
Prepared by               Linda Lauderdale

                                                                        page 4

 I.  LOSS TO LIQUIDATION RATIO

 1.  Receivables (net of recoveries) that were written off as uncollectible (excluding write-offs of interest on past due Receivables) or converted into promissory notes:

                                                            Home Fashions             Alamac               Total
                                                            -------------             ------               -----
         Preceding Calculation Period (see A.6)                      0.00               0.00                0.00
         2nd Preceding Calculation Period                      260,482.19               0.00          260,482.19
         3rd Preceding Calculation Period                            0.00               0.00                0.00

 2.  Total Cash Collections
     ----------------------
         Preceding Calculation Period (see A.3)            155,346,492.97      21,212,525.19      176,559,018.16
         2nd Preceding Calculation Period                  117,232,644.65      14,143,677.40      131,376,322.05
         3rd Preceding Calculation Period                  106,519,111.17      15,700,370.00      122,219,481.17


 4.  Loss to Liquid       [ 3 months total of (1) ]   /   [ 3 months total of (2) ]

     LOSS TO LIQUIDATION RATIO  =                                    0.07%              0.00%               0.06%




 J.  LIQUIDATION EVENTS and PAYOUT EVENTS
                                                                               Number of
 1.  Portfolio-Based Liquidation Events (see 9.01 of PSA):                   Business Days            Triggered?
                                                                             -------------            ---------
                                                                                      5.00                  NO
  A. The calculated amount of (i) the difference of (a) sum of the
     Certificate Calculation Amount plus PI Calculation Amount, and
     (b) the amount of funds then on deposit in the Equalization
     Account exceeds (ii) the Base Amount


 2.  Portfolio-Based Payout Events (see Series Supplements):                                    Trigger Percentage
                                                                                                ------------------

  A. (Class A Reserves - funds in Special Reserve Acct)  >     Trigger Percentage       40%, if WestPoint Receivables make up
     -------------------------------------                                                90% or more of Net Elig. Receivables
           Net Eligible Receivables                                                     35%, on any other day

                                                                                                          NO
  B. For the last Business Day of any three consecutive Calculation Periods:

                 (Amt of funds in Equalization Acct and Set Asside Acct)          > 35%  -----            NO
       --------------------------------------------------------------------------
       Eligible Receivables + (Amt of funds in Equalization Acct & Set-Aside Acct)




 3.  Other Liquidation Events:

         Triggered   NO

         If yes, explain below.



 4.  Servicer Defaults (see Section 10.01 of the Pooling and Servicing Agreement)

         Triggered   NO

         If yes, explain below.


WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

Report Date              15-Nov-96                                    14-Nov-96
Preceding Report Date    15-Oct-96                                     03:59 PM
Prepared by           Linda Lauderdale
                                                                         page 5

K.  DISCOUNT RATE
1.  Discount Rate = 12    x    a    /    b

(a) Carrying Costs accrued during the most recent Calculation Period       1,459,000.00
        (including WPS Finco Note interest)
(b) Aggregate Unpaid Balance of all Receivables as of the most recent    252,642,672.70
    Cut-off Date  (see A.8)

2.  DISCOUNT RATE                                                                  6.93%




L.  PURCHASE PRICE PERCENTAGE  (See Section 2.2 of RPA)
                                                                         Home Fashions               Alamac
                                                                         -------------               ------

1.  Turnover Days (TD)   (see B.2)                                                40.60                46.90

2.  Profit Discount                                                                0.20%                0.20%

3.  Purchase Discount Reserve Ratio  (PDRR)

    PDRR   ( TD / 360  x  Discount Rate )  +  Profit Discount =                    0.98%                1.10%

4.  Loss to Liquidation Ratio  (LLR)     (see 1.4)                                 0.07%                0.00%

5.  Purchase Price Percentage  (PPP)

    PPP = 100% - (Purch. Disc. Res. Ratio + Loss to Liquid. Ratio) =              98.95%               98.90%

6.  PURCHASE PRICE PERCENTAGE                                                     98.95%               98.90%




M.  DISTRIBUTION TO CERTIFICATEHOLDERS IN PRECEDING CALCULATION PERIOD

1.  Total amount distributed in the preceding Calculation                    $ AMOUNT       INTEREST RATE
                                                                            ----------      -------------

        (A)   Class A Certificateholders                                     546,968.75         N/A
        (B)   Class B Certificateholders                                      90,112.50         N/A
        (C)   Investor Revolving Certificateholders (non-use fees not incl)   39,166.67         N/A

2.  Total amount allocable to Interest and Interest Rate

        (A)   Class A Certificateholders                                     546,968.75      5.7700%
        (B)   Class B Certificateholders                                      90,112.50      6.0700%
        (C)   Investor Revolving Certificateholders (non-use fees not incl)   39,166.67      5.8750%

3.  Total amount allocable to Principle

        (A)   Class A Certificateholders                                           0.00         N/A
        (B)   Class B Certificateholders                                           0.00         N/A
        (C)   Investor Revolving Certificateholders                                0.00         N/A


WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

Report Date                    15-Nov-96                             14-Nov-96
Preceding Report Date          15-Oct-96                              03:59 PM
Prepared by                 Linda Lauderdale
                                                                        page 6



N.  DELINQUENT BALANCES INCLUDING % OF TOTAL RECEIVABLES AT END OF PRECEDING CALCULATION PERIOD

                                                          Dollar Amount    % Ending Rec Bal
                                                         ---------------   ----------------
1.  Delinquent   1 -  30 days                              15,484,499.13               6.13%
    Delinquent  31 -  60 days                               3,918,443.79               1.55%
    Delinquent  61 -  90 days                                 797,799.75               0.32%
    Delinquent  91 - 120 days                                 216,035.71               0.09%
    Delinquent  over  120 days                              1,419,117.42               0.56%
                                                         ---------------   ----------------
    Total Delinquent Balance                               21,835,895.80               8.64%

2.  Ending Monthly Receivables Balance   252,642,672.70



AGED RECEIVABLES RATIO                                                                        SCHEDULE A


                       91  to
                      120 days
                      past due               Sales
                      --------               -----

PRECEDING CUT-OFF     216,035.71         182,978,539.65
2ND PREC. CUT-OFF     377,741.61         139,816,809.55
3RD PREC. CUT-OFF     264,131.94         150,740,100.48
4TH PREC. CUT-OFF     313,721.29         155,240,862.90
5TH PREC. CUT-OFF     686,024.07         135,678,578.17


AGED RECEIVABLES RATIO =  Rec. 91 to 120 days past due as of Prec Calc  Pd
                          plus write-offs per Aged Receiv. Ratio definition*   =               216,035.71
                          --------------------------------------------------              --------------
                                   Sales in month 4 mos. prior                            135,678,578.17


              =     0.16%

*  see "Definitions" for further explanation

AGED RECEIVABLES RATIO:
Preceding Calculation Period (from above)                                              0.16%
2nd Preceding Calculation Period (from preceding Settlement Statement)                 0.31%
3rd Preceding Calculation Period (from 2nd preceding Settlement Statement)             0.18%

PRECEDING MONTH'S 3-MONTH AVERAGE OF AGED RECEIVABLES RATIO                            0.22%
 2nd preceding month's  3-month average of Aged Receivables Ratio                      0.25%
 3rd          "                                                                        0.34%
 4th          "                                                                        0.36%
 5th          "                                                                        0.43%
 6th          "                                                                        0.31%
 7th          "                                                                        0.34%
 8th          "                                                                        0.27%
 9th          "                                                                        0.29%
 10th         "                                                                        0.21%
 11th         "                                                                        0.22%
 12th         "                                                                        0.60%


HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                            0.60%



WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

Report Date                 15-Nov-96                                 14-Nov-96
Preceding Report Date       15-Oct-96                                  03:59 PM
Prepared by              Linda Lauderdale
                                                                         page 7

DILUTION RATIO                                                                                      Schedule B


    Dilution Ratio  =         Total Dilution in Calculation Period
                           --------------------------------------------
                           Sales in month two Calculation Periods prior                         2-MON. AVG
                                                                                                  OF THE
                                 DILUTION                 SALES           DILUTION RATIO       DILUTION RATIO

Preceding Cut-Off Date       3,450,695.00        182,978,539.65                        2.29%             1.93%
2nd Prec. Cut-Off Date       2,445,581.77        139,816,809.55                        1.58%             1.85%
3rd Prec. Cut-Off Date       2,926,509.01        150,740,100.48                        2.16%             2.39%
4th Prec. Cut-Off Date       3,217,459.28        155,240,862.90                        2.65%             2.53%
5th Prec. Cut-Off Date       3,536,487.28        135,678,578.17                        2.44%             2.39%
6th Prec. Cut-Off Date       2,791,631.38        121,499,827.00                        2.33%             2.63%
7th Prec. Cut-Off Date       3,537,197.81        145,207,903.51                        2.91%             2.67%
8th Prec. Cut-Off Date       3,094,301.11        119,648,074.96                        2.44%             2.84%
9th Prec. Cut-Off Date       3,893,519.45        121,377,709.60                        3.27%             3.19%
10th Prec. Cut-Off Date      3,694,621.39        126,806,177.55                        3.11%             2.29%
11th Prec. Cut-Off Date      2,717,124.29        119,227,257.18                        1.69%             1.86%
12th Prec. Cut-Off Date      3,022,987.70        118,907,188.29                        2.05%             2.69%
13th Prec. Cut-Off Date      4,790,533.16        160,926,640.46
14th Prec. Cut-Off Date        308,143.01        147,526,367.79
15th Prec. Cut-Off Date      2,789,108.29        142,809,463.94
16th Prec. Cut-Off Date      4,678,666.79        147,167,425.33

AVERAGE OVER PAST 12 MONTHS                                                            2.41%

HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                              3.19%

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

Report Date                 15-Nov-96                                 14-Nov-96
Preceding Report Date       15-Oct-96                                  03:59 PM
Prepared by              Linda Lauderdale
                                                                         page 8

AVAILABLE SUBORDINATION AMOUNT     (CALCULATE DURING LIQUIDATION PERIOD)                      SCHEDULE C
A.  On Liquidation Commencement Date

1.  Unpaid Balance of Receivables held by the Trust at opening of next preceding Business Day           0.00
2.  Less: Certificate Calculation Amount as of next preceding Business Day                              0.00
3.  Less: PI Calculation Amount as of next preceding Business Day                                       0.00
4.  Plus: Balance of deposit in Equalization Account at end of next preceding Business Day              0.00
5.  Less: Discount Rate Reserve as of next preceding Business Day                                       0.00
                                                                                                ------------
6.  AVAILABLE SUBORDINATION AMOUNT                                                                      0.00


B. On each Settlement Date after the Liquidation Commencement Date

1.  Available Subordination Amount as calculated on next preceding Settlement Date                      0.00
2.  Less: Charge-off Amount (if positive) for most recently ended Calculation Period                    0.00
3.  Plus: Net Recoveries (if positive) for most recently ended Calculation Period                       0.00
                                                                                                ------------
4.  AVAILABLE SUBORDINATION AMOUNT                                                                      0.00




ALLOCABLE CHARGED-OFF AMOUNT    (CALCULATE DURING LIQUIDATION PERIOD)                         SCHEDULE D


A.  If Available Subordination Amount is greater than zero, the Allocable Charged-off Amount equals 0.

B.  On the first Settlement Date on which the Available Subordination Amount is reduced to 0,
      Allocable Charged-off Amount equals (1) minus (2), if positive:

    1.  Charged-off Amount for most recently ended Calculation Period                                   0.00
    2.  Available Subordination Amount as of next preceding Settlement Date                             0.00
                                                                                                ------------
              Allocable Charged-off Amount                                                              0.00

C.  On each subsequent Settlement Date, the Allocable Charged-off Amount equals the
      Charged-off Amount (if positive) for the most recently ended Calculation Period.


Allocation of Charged-off Amounts to Certificates and Purchased Interests, if such Allocable Charged-off
   Amounts are greater than zero:

First, to WPSF Revolving Certificate:
    1. WPSF Allocation Percentage              0.00
    2. Allocable Charged-off Amount            0.00
                                        -----------
    3. WPSF allocation (1) x (2)        -------  >>                                                     0.00

Second, to the Investor Certificates and Purchased Interests:

    (i) to the Subordinated Classes and Subordinated Purchased Interests, in accordance to              0.00
        their respective Class Allocation Percentages, until their respective Class Invested
        Amounts and PI Invested Amounts have been reduced to 0

    (ii) to the Senior Classes and Senior Purchased Interests, in accordance to their                   0.00
         respective Class Allocation Percentages, until their respective Class Invested
         Amounts have been reduced to 0.                                                        ------------
                                                                                                        0.00

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

Report Date                15-Nov-96                                  14-Nov-96
Preceding Report Date      15-Oct-96                                   03:59 PM
Prepared by              Linda Lauderdale
                                                                         page 9


NET RECOVERIES    (CALCULATE DURING LIQUIDATION PERIOD)                                       SCHEDULE E

A.  If Available Subordination Amount is greater than zero, the allocable Net Recoveries equals 0.

B.  Allocation of Net Recoveries (if positive) shall be allocated among the various outstanding Classes of Investor Certificates outstanding Purchased Interests and the WPSF Revolving Certificate as follows:

First, to WPSF Revolving Certificate:
    1. WPSF Allocation Percentage    0.00
    2. Total Net Recoveries          0.00
    3. WPSF allocation (1) x (2)        -------  >>                                                    0.00

Second, to the Investor Certificates and Purchased Interests:

    (i) to the Senior Classes and Senior Purchased Interests, in accordance to their respective        0.00
        Class Allocation Percentages, until all previous reductions to their respective Class
        Invested Amounts and PI Invested Amounts on account of Allocable Charged-Off Amounts have been reinstated

    (ii) to the Subordinated Classes and Subordinated Purchased Interests, in accordance to            0.00
         their respective Class Allocation Percentages, until all previous reductions to their respective Class Invested Amounts and PI Invested Amounts on account of Allocable
         Charged-Off Amounts have been reinstated                                                 ---------
                                                                                                       0.00


WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

Report Date                  15-Nov-96                                14-Nov-96
Preceding Report Date        15-Oct-96                                 02:46 PM
Prepared by               Linda Lauderdale

                     INFORMATION FOR SETTLEMENT STATEMENT

                              November 1996


       G(1).  ESTIMATED CARRYING COSTS TO ACCRUE: 11/3-11/30 28 days

 INTEREST: /360  # DAYS  INT RAT    CERT. AMOUNT                        CALC. INTEREST
                                                                        --------------
             360   15    5.7075%   115,000,000.00     11/3-11/17          273,484.38
             360   15    6.0075%    18,000,000.00     11/3-11/17           45,056.25
             360   13    5.6450%   115,000,000.00    11/18-11/30          234,424.31
             360   13    5.9450%    18,000,000.00    11/18-11/30           38,642.50
             360   18    5.7500%     8,000,000.00    11/12-11/30           23,000.00
             360                                                                0.00
             360                                                                0.00
             360                                                                0.00
                                                                         -----------
                                                                          614,607.43


       NON-USE:/360 # DAYS INT RAT    UNUSED AMT.                       CALC. FEE
                                                                        ---------
             360     28    0.3000%   19,000,000.00    11/3-11/30            4,433.33
                                                      ----------
             360                                                                0.00
             360                                                                0.00
             360                                                                0.00
             360                                                                0.00
             360                                                                0.00
             360                                                                0.00
             360                                                                0.00
                                                                         -----------
                                                                            4,433.33


       CURRENT MONTH SERVICE FEE:  (2% TIMES ENDING A/R BALANCE ON 1ST DAY OF PRECEDING CALC PERIOD
           DIVIDED BY 12)
                                    ENDING A/R                            CALC. FEE
                                  ------------                           -----------

            2.00%     12          229,359,517.89                          382,265.86



       TOTAL CARRYING COSTS TO ACCRUE: (INTEREST PLUS NON-USE FEE
           (ROUNDED TO 000)           PLUS SERVICE FEE)                 1,001,000.00

                     INFORMATION FOR SETTLEMENT STATEMENT

                                NOVEMBER 1996

I(2). CALCULATION OF THE SEPARATION OF CASH COLLECTIONS INTO HOME FASHIONS AND ALAMAC

                         H. FASHIONS             ALAMAC              TOTAL
                       --------------         -------------     ---------------
BEGINNING A/R          216,191,172.92         36,645,067.95      252,836,240.87
SALES                  158,650,155.43         24,328,384.22      182,978,539.65
COLLECTIONS**         (153,346,492.97)       (21,212,525.19)    (176,559,018.16)
DILUTION                (3,076,028.98)          (374,666.02)      (3,450,695.00)
ADVERTISING             (2,992,937.36)                 0.00       (2,992,937.36)
WRITE-OFFS                       0.00                  0.00                0.00
MISC.*                    (144,896.84)           (24,560.46)        (169,457.30)
-----------------     ---------------        --------------     ---------------
ENDING A/R             213,280,972.20         39,361,700.50      252,642,672.70

                      OK                     OK                OK


*  SPLIT BETWEEN H. FASHIONS AND ALAMAC BASED ON BEGINNING A/R.

** FORCE


K(1)(A).  CARRYING COSTS ACCRUED DURING CALCULATION PERIOD JUST ENDED:
          (SEE BACK-UP IN CLOSE WORKPAPERS & VICKIE'S FINCO INTEREST SCHEDULE)

               INTEREST                   784,594.79
               NON-USE FEE                  5,541.67
               SERVICE FEE                374,855.68
               FINCO NOTE INTEREST        294,303.03
               -------------------      ------------
               TOTAL (ROUNDED TO 000)   1,459,000.00

                                                                        --------
                           A/R BALANCE BY TERMS TYPE                    @11/2/96
                                                                        --------

                                                  A/R AMOUNT
                   ------------------------------------------------------------------
  DIVISION              30 DAYS         60 DAYS           OTHER            TOTAL
-------------      ------------------------------------------------------------------
ALAMAC                 618,470.27    39,015,021.24     (271,791.01)     39,361,700.50

% TO TOTAL                   1.57%           99.21%          -0.69%

HOME FASHIONS      177,863,742.99    30,637,560.21    4,779,669.00     213,280,972.20

% TO TOTAL                  83.39%           14.36%           2.24%

TOTAL              178,482,213.26    69,652,581.45    4,507,877.99     252,642,672.70

% TO TOTAL                  70.65%           27.57%           1.78%

               WEIGHTED AVERAGE PAYMENT TERMS FOR THE RECEIVABLES
30 DAYS        % TO TOTAL FOR 30 DAYS PLUS OTHER TIMES 30             21.73
60 DAYS        % TO TOTAL FOR 60 DAYS TIMES 60                        16.54
                                                                      -----
TOTAL WEIGHTED AVERAGE PAYMENT TERMS                                  38.27
                                                                      =====

                             ---------------------
                             PAYMENT TERM VARIABLE
                             ---------------------
                                                                        --------
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS <40, USE 1.00                    1.00
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=40 AND <45, USE 1.08
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=45 AND <50, USE 1.125
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=50 AND <60, USE 1.25
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=60 AND <70, USE 1.375
                                                                        --------

            ACCOUNTS RECEIVABLE SUMMARY TRIAL BALANCE - AGED OVERDUE

                                                                          OVERDUE POSITION
                     TOTAL       --------------------------------------------------------------------------------------
  DIVISION         RECEIVABLE         TOTAL       TO 30 DAYS      31-60 DAYS    61-90 DAYS   91-120 DAYS  OVER 120 DAYS
                                 --------------------------------------------------------------------------------------
HOME FASH.      210,503,548.83   19,464,136.13   14,418,883.98   3,460,235.58   742,144.02   141,015.29     701,857.26
ALAMAC           39,361,700.50    1,618,905.84      485,844.55     341,125.40    11,243.58    69,452.49     711,239.82
CORPORATE         2,777,423.37      752,853.83      579,770.60     117,082.81    44,412.15     5,567.93       6,020.34
                -------------------------------------------------------------------------------------------------------

                -------------------------------------------------------------------------------------------------------
TOTAL           252,642,672.70   21,835,895.80   15,484,499.13   3,918,443.79   797,799.75   216,035.71   1,419,117.42
                -------------------------------------------------------------------------------------------------------

                                    [LOGO]
                              WESTPOINT STEVENS




Craig J. Berlin
Corporate Credit Director
Senior Credit Officer                                        November 15, 1996




     TO: Chemical Bank
         The First National Bank of Chicago
         WPS Receivables Corporation
         Standard & Poor's Ratings Group
         Moody's Investor Services

         WESTPOINT STEVENS INC. (the "Servicer") hereby certifies that:

         1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

         2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

         IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 15th day of October, 1996.


                                         WESTPOINT STEVENS INC.




                                         By: /s/ Craig J. Berlin
                                             -------------------------
                                             Craig J. Berlin
                                             Corporate Credit Director
                                             Senior Credit Officer


CJB/zkp

    400 WEST 10TH STREET, POST OFFICE BOX 71, WEST POINT, GEORGIA 31833 -
                     AREA 706 645-4248 - FAX 706 645-4885